Investor Presentation FEBRUARY 19, 2019 NASDAQ: CATC Parent of Cambridge Trust Company Ex. 99.1

Forward Looking Statements This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements about Cambridge Bancorp (together with its bank subsidiary unless the context otherwise requires, the “Company”) and its industry involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding the Company’s future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to the Company, are forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results. Such factors are described within the Company’s filings with the Securities & Exchange Commission. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. You are cautioned not to place undue reliance on these forward-looking statements.

Company Profile (as of December 31, 2018) Banking subsidiary: Cambridge Trust Company (1890) Headquarters: Harvard Square, Cambridge, MA Assets: $2.1 billion ($2.6 billion pro forma with Optima) Wealth Management Assets $2.9 billion Loans: $1.6 billion ($2.0 billion pro forma with Optima) Deposits: $1.8 billion ($2.3 billion pro forma with Optima) Non-interest income: 34% of revenue NASDAQ: CATC

Why Cambridge Trust? Continued focus on client service while investing for growth Business Model Focused private banking business model Attractive geographic markets Affluent client base Investing for future growth Culture Client-centric service culture Loyal client base Experienced, conservative leadership Commitment to our community Performance Consistently profitable Strong returns Low cost core deposits Well-capitalized Credit Strong asset quality Sound underwriting acumen and risk management practices

Targeted Operating Model A premier local bank offering a broad range of integrated banking and Wealth Management capabilities Technology enabled client centric operating model Relationship management with “One Bank” team approach Client Relationship Manager Wealth Management Business Banking Services Wealth Management Financial Planning Trust Deposit Management Residential Mortgages Commercial Services

Geographic Footprint (Pro forma with Optima) 6 CATC Branches (10) CATC Wealth Offices (4) Optima Bank & Trust (6) NH

Local Market Economy and Client Base Full employment (3.4% MA, 2.5% NH) 1 95% of New England employment growth since pre-recession peak to October 2018 in MA and NH Supported by a diverse economy: Healthcare Education Talented workforce drives business location Innovation Life Sciences Technology Industry cluster effect, vital to business expansion and attraction Client base skews affluent due to Wealth management focus 1 Source: Bureau of Labor Statistics as of November 2018

Recent Strategic Progress Balanced Interest Rate Risk position Broadened commercial lending services Building C&I diversification Addition of Innovation Banking and Asset Based Lending New, experienced senior management leadership team 25+ years of average industry experience Expanded attractiveness of stock to investors Completed NASDAQ listing and SEC registration Announced merger with Optima Bank & Trust Generated record core operating earnings in 2018

Strong Financial Performance Net Income (core) and Diluted Earnings Per Share (core) 5-Year CAGR (through 2018) +11.1% (In Dollars) *Core net income and core diluted EPS are adjusted to exclude a tax charge in 2017 and merger related expenses in 2018. See Appendix on pages 34-35 for GAAP – Non-GAAP reconciliation (In Millions)

Growing the Franchise – Wealth Management 2018 Results: New Hampshire assets under management approximately $1.0 billion, or 36% of total managed assets. Strong equity performance versus market benchmarks in 2018, a period of declining global equities at year-end Investments & Growth Opportunities: Invest in Business Development: Add additional Private Banking Officers in 2019 Complement current global investment strategy with a more structured and analytical asset allocation process Deepen existing manager selection process Increase the opportunity set for clients by adding access to a broader range of asset classes

Wealth Management Assets Under Management and Administration 5-Year CAGR (through 2018) +5.5% (In Millions) $2,449 $2,877

Wealth Management Revenue 5-Year CAGR (through 2018) +9.1% (In Millions)

Net Client Flows * Two clients make up approximately 93% of the net outflows in 2018 2015 2016 2017 2018 Starting AUM $2,290 $2,329 $2,573 $2,971 Net Flows * 7 194 74 (176) Appreciation & Income Net of Fees 32 50 324 (35) Ending AUM $2,329 $2,573 $2,971 $2,760 Custody Assets 120 116 115 117 Total WM Assets $2,449 $2,689 $3,086 $2,877

Growing the Franchise – Commercial Banking 2018 Results: Total commercial loan growth of $153 million or 22% Commercial & industrial loan growth of $28 million or 44% Business deposits, representing 41% of total deposits, had growth of $71 million or 11% Investments & Growth Opportunities: Further investment in Innovation Banking in 2019 Meeting initial business plan expectations Significant growth potential Expanding business development resources

Growing the Franchise – Residential Lending and Personal Banking 2018 Results: Adjustable rate residential loan growth of $71 million or 29.5%, with little change to fixed rate portfolio Addition of experienced bankers: John Sullivan as SVP, Director of Personal Lending Kerri Mooney as SVP, Director of Private Banking Offices Investments & Growth Opportunities: Deepen client relationships Selectively evaluate markets for office expansion Disciplined management of core deposits

Total Deposits – Heavily Core Funded (In Millions) 5-Year CAGR (through 2018) +5.1% Demand 27% of Total Deposits

Low-cost Deposit Base

Total Loans (In Millions) 5-Year CAGR (through 2018) +10.6% $1,560

Diversified Loan Portfolio As of December 31, 2018) 54.6% Commercial 45.4% Consumer

Net Interest Margin (Fully Taxable Equivalent) *

Non-Interest Income – Stable Source of Revenue (In Millions) 34% of Revenue $33.0

Strong Asset Quality 11 year average net charge-off rate of 0.01% (as of December 31, 2018) (Dollars in Thousands) 2014 2015 2016 2017 2018 Non-Performing Loans $1,629 $1,481 $1,676 $1,298 $642 NPLs/Total Loans 0.15% 0.12% 0.13% 0.10% 0.04% Net (Charge-Offs) Recoveries/Average Loans $11 0 bps ($153) (1 bps) ($62) (0 bps) ($303) (2 bps) ($54) (0 bps) Allowance/ Total Loans 1.32% 1.27% 1.16% 1.13% 1.08%

Other Key Performance Measures *Core Return on Average Assets and Return on Average Equity are adjusted to exclude a tax charge in 2017 and merger related expenses in 2018. See Appendix on pages 34-35 for GAAP – Non-GAAP reconciliation 2016 2017 2018 Return on Average Assets (core) 0.95% 1.00% * 1.21% * Return on Average Equity (core) 12.77% 13.21% * 15.45% * Book Value Per Share $33.36 $36.24 $40.67 Revenue Growth 6% 7% 10% Loans / Deposits 78% 76% 86%

Strong Capital Position (As of December 31, 2018)

Strategic Focus Be recognized as the premier private bank in the Greater Boston & New Hampshire region Increase brand awareness Expand Wealth Management assets under management Grow and diversify Commercial Banking relationships Deepen client relationships to grow deposit base

Merger with Optima Bank & Trust

Overview of Optima Bank & Trust Company

A Leading Commercial Bank in Southeastern New Hampshire

- **Founded in 2008 by Local Businesspeople and Bankers with Extensive Ties to Southeastern New Hampshire**

- **Six Branches Throughout Attractive Southeastern New Hampshire**
  - *Rockingham, Strafford, and Hillsborough Counties represent >$20 billion in FDIC deposits*
  - *Diverse economy including manufacturing, higher education, technology, biotech, and healthcare*
  - *Median New Hampshire household income of ~$78k*

- **Headquartered in Portsmouth, New Hampshire, with Leading Market Share**
  - *Portsmouth is the commercial center of affluent Seacoast Region*
  - *50 miles from each of Boston (MA), Portland (ME), and Manchester (NH)*
  - *Median household income of ~$80k*

- **Commercial and Residential Lending Expertise**
  - *In-market focus with loans originated in southern New Hampshire*
  - *Exceptional asset quality track record*

Financial Highlights (1)

Balance Sheet ($mm)	
Total Assets	$532
Total Net Loans	459
Deposits	495
Total Equity	35
Profitability (LTM)	
Net Income ($mm)	$2.6
ROAA (%)	0.51
Net Interest Margin (%)	2.96
Efficiency Ratio (%)	76.31
Asset Quality	
NPAs/ Assets (%)	0.41
Reserves / Gross Loans (%)	0.69

Source: S&P Global Market Intelligence
(1) Regulatory Bank-Level Data as of 12/31/2018

CAMBRIDGE BANCORP 27

Transaction Rationale In-Market Acquisition Strengthening our Existing New Hampshire Franchise Provides established commercial banking franchise to complement Cambridge Trust’s presence in the attractive and familiar southern New Hampshire market −Cambridge has provided wealth management services in southern New Hampshire since 1996, and currently manages approximately $1 billion of wealth assets in three New Hampshire offices Acquisition provides the ability to: Utilize Cambridge’s commercial lending expertise and higher legal lending limit to expand and diversify banking relationships with Optima’s existing clients ExtendlocalbankingservicestoCambridge’sexistingNewHampshire-basedwealth management clients Provide wealth management services to Optima’s banking clients Addition of talented banking team with significant experience in southern New Hampshire: Daniel Morrison; Chairman, President, and CEO Pamela Morrison; Chief Administrative Officer William Young; Chief Lending Officer All have been with Optima since inception Financially Attractive Immediately accretive to Cambridge earnings per share, with a compelling internal rate of return and acceptable tangible book value dilution earnback period. Low Risk Transaction Low execution risk reflecting cultural compatibility: Retention of local management team and key personnel Shared lending discipline and conservative approach to banking Established track record of strong asset quality metrics 28

Stock Price Performance and Dividend

Focus on Shareholder Value: Stock Price Performance (Period-end Stock price) 5-Year CAGR (through 2018) +15.8% Joined NASDAQ October 2017

Dividends Paid Per Share 20 years of increased dividends (1999 – 2018)

Summary – Investment Merits Private Banking Business Model Diverse revenue stream (Non-interest income, 34% of Revenue) Attractive Geographic Market Boston-Cambridge-Quincy, MA-NH unemployment rate of 2.4%** Diverse innovative economy Excellent Wealth Concentration Solid financial performance Top decile return on average equity as compared to peer* Core Deposit funded Demand deposits represent 27% of total deposits (December 2018) Sound risk manager with excellent asset quality track record * As compared to the most recent BHCPR Report for Peer 3 ($1B - $3B) (data as of September 2018) ** Bureau of Labor Statistics December 2018 (Preliminary)

Appendix: GAAP to Non-GAAP Reconciliations

Appendix – GAAP to Non-GAAP Reconciliations Use of Non-GAAP Financial Measures Statement on Non-GAAP Measures: The Company believes the presentation of the following non-GAAP financial measures provides useful supplemental information that is essential to an investor’s proper understanding of the results of operations and financial condition of the Company. Management uses non-GAAP financial measures in its analysis of the Company’s performance. These non-GAAP measures should not be viewed as substitutes for the financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Please see the following tables for a reconciliation of such non-GAAP financial measures to the most directly comparable GAAP measure.

Appendix – GAAP to Non-GAAP Reconciliations (cont’d) Return on Average Assets (Core) 2018 2017 Net income (core) (a non-GAAP measure) $ 24,026 $ 18,685 Average assets $ 1,980,580 $ 1,875,136 Return on avg. assets (core) (a non-GAAP measure) 1.21% 1.00% Return on Average Equity (Core) 2018 2017 Net income (core) (a non-GAAP measure) $ 24,026 $ 18,685 Average equity $ 155,546 $ 141,488 Return on avg. equity (core) (a non-GAAP measure) 15.45% 13.21%

Appendix: Local Market Potential

Appendix - Compelling Local Markets 1 Source: SNL Financial 2019 median HH Income 2 Based on Nielsen P$YCLE Segmentation as of August 2018   Median HH Income 1 CTC Households in Top 10 Affluent Segments 2 CTC Locations in Middlesex County:     Cambridge $97,929 53.60% Belmont $128,763 58.30% Concord $160,312 81.90% Lexington $171,974 79.20% Weston $212,544 86.60% Middlesex County is the most attractive county in Massachusetts. Cambridge Trust Company ranks #12 in deposit market share within the County as of June 30, 2018. Overall, the median household income for all of Middlesex County is 26% higher than that of Massachusetts. New Hampshire ranks 7th in the U.S. in millionaires per capita and 8th in household income (~$78k)

Appendix - Local Market Potential Innovation Economy Venture Capital (VC) funding Massachusetts’ average share of annual U.S. VC investment from 2006 to 2016 was 10.18%, ranging from around 8% to 12% annually. The Commonwealth’s VC investment increased to 9.89% of the U.S. total in 2016 1 Healthcare and Internet were by far the largest target industries for VC funding in Massachusetts in 2016, representing 56.9% and 19.8% respectively, of total VC funding for the state 1 Funding to New England-based VC-backed companies hit $11B in 2018, as deals increased to 536 transactions 2 2018 was the biggest year of investments for New England since 2000 Funding in FY 2017 was $2.12 billion in Cambridge, $1.49 billion in Boston, and $894.1 million in the 128 Belt 3 1 The ANNUAL INDEX of the MASSACHUSETTS INNOVATION ECONOMY - 2017 EDITION 2 PwC / CB Insights MoneyTree Report, Q4 2018 3 Cushman & Wakefield 2018 BIOWATCH REPORT

Appendix - New Hampshire Market Highlights

Contiguous Market with Demographic Similarities to Boston, and is Well Known to Cambridge

New Hampshire Highlights

Attractive Demographics

- New Hampshire ranks 7th in the U.S. in millionaires per capita and 8th in household income (~$78k)
- New Hampshire possesses the nation's lowest poverty and unemployment rates

Dynamic Business Community

- New Hampshire's 2Q18 seasonally adjusted GDP of 4.6% ranks 8th in the U.S
- Portsmouth has a vibrant small business and manufacturing economy
- Technology and biotechnology industries are growing which fits Cambridge operating model

Median Household Income ($)


$79,761
$91,891
$77,568
$63,174
Portsmouth
Rockingham
New Hampshire
U.S.

Unemployment (%)


2.5%
2.7%
3.7%
Rockingham
New Hampshire
U.S.

Key Employers in Portsmouth

Source: SNL Financial, Bureau of Labor Statistics, Phoenix Marketing International

CAMBRIDGE BANCORP 39

Parent of Cambridge Trust Company Cambridge Bancorp 40 Denis K. Sheahan Chairman and Chief Executive Officer 617-441-1533 Mark D. Thompson President 617-441-1505 Michael F. Carotenuto Senior Vice President and Chief Financial Officer 617-520-5520